UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
30 Ossipee Road
Newton, MA 02464
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 969-5452
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
     As previously announced, on January 10, 2011, Microfluidics International Corporation (“Microfluidics” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IDEX Corporation, a Delaware corporation (“IDEX”), and Nano Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of IDEX (“Purchaser”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, IDEX, through Purchaser, commenced a cash tender offer (the “Offer”) on January 25, 2011, to acquire all of Microfluidics’ outstanding shares of common stock, par value $0.01 per share (the “Shares”), at a purchase price of $1.35 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 2011, and in the related Letter of Transmittal, each as amended or supplemented from time to time.
     As previously reported on February 25, 2011, the Offer expired as scheduled at 12:00 midnight, New York City time, on Thursday, February 24, 2011, and a subsequent offering period was commenced on February 25, 2011 and was extended on March 4, 2011. The subsequent offering period (as extended) expired at 5:00 p.m., New York City time, on Thursday, March 10, 2011. According to Registrar and Transfer Company, the depositary for the Offer, as of such time, a total of 7,509,382 Shares had been validly tendered and not properly withdrawn during the initial offering period and the subsequent offering period (as extended), representing approximately 71.99% of the Shares outstanding. Pursuant to the terms of the Offer, as of March 11, 2011, Purchaser has accepted for payment all Shares validly tendered and not validly withdrawn during the initial offering period and all Shares validly tendered during the subsequent offering period (as extended), and the consideration for all such Shares either has been paid or promptly will be paid. In addition, as of March 11, 2011, approximately 12,699 Shares have been acquired by Purchaser through open market purchases at $1.35 per Share, which Shares when combined with the 7,509,382 Shares validly tendered and not properly withdrawn during the initial offering period and the subsequent offering period, represent approximately 72.12% of the Shares outstanding.
     On March 11, 2011, pursuant to the terms of the Merger Agreement, Purchaser exercised its “top-up” option to increase its share ownership percentage of the Company through the purchase of newly issued shares of the Company’s common stock directly from Microfluidics for an immediate cash payment equal to the aggregate par value of the Shares issued upon the exercise of the “top-up” option and delivery of a secured promissory note for the remainder of the exercise price for the “top-up” option. The promissory note will bear interest at 9% per annum and will be due one year from the date of the purchase of Shares pursuant to the “top-up” option. Pursuant to the exercise of this “top-up” option, Purchaser purchased directly from the Company a total of 18,656,013 newly issued shares of the Company’s common stock (the “Top-Up Shares”). As a result of the exercise of the “top-up” option, Purchaser owned more than 90% of the outstanding shares of the Company’s common stock, when combined with the Shares purchased in the Offer (including Shares purchased in the subsequent offering period (as extended)) and on the open market. The Top-Up Shares were offered and sold to Purchaser in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.
     Following the exercise of the “top-up” option, in accordance with the Merger Agreement, on March 11, 2011, Purchaser effected a short-form merger (the “Merger”) under Section 253 of the Delaware General Corporation Law (the “DGCL”) of Purchaser with and into the Company, with the Company surviving and continuing as a wholly-owned subsidiary of IDEX (the “Surviving Corporation”). As a result of the Merger, each Share that is issued and outstanding and that was not accepted for payment pursuant to the Offer (other than (i) Shares that are held by any stockholder who demands and perfects appraisal rights under the DGCL, and (ii) Shares held by IDEX or any subsidiary of IDEX, including Purchaser, and any Shares held by the Company as treasury shares or held by Microfluidics Corporation, the Company’s wholly-owned subsidiary, which Shares were cancelled without any conversion), was cancelled and converted into the right to receive $1.35 per Share, net to the stockholder in cash, without interest thereon and less any required withholding taxes (the “Merger Consideration”). Microfluidics stockholders immediately prior to the Merger have ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration or to demand and perfect appraisal rights under the DGCL).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     The disclosure under Item 3.03 is incorporated herein by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     Pursuant to the terms of the Merger Agreement, the director of Purchaser immediately prior to the effective time of the Merger became the director of the Surviving Corporation following the Merger. The new director of the Surviving Corporation is Frank J. Notaro.
ITEM 8.01 OTHER EVENTS
     As a result of the Merger, the shares of the Company’s common stock will no longer be eligible for quotation on the Over-the-Counter Bulletin Board or listed on any other market or securities exchange. The Company will file with the Securities and Exchange Commission a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.
     On March 11, 2011, IDEX issued a press release announcing the expiration of the subsequent offering period (as extended), a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX, dated March 11, 2011 (incorporated herein by reference to Exhibit (a)(1)(O) to Amendment No. 5 to the Schedule TO of IDEX and Purchaser filed with the SEC on March 11, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION (Registrant)

March 11, 2011	By:	/s/ Peter Byczko

Peter Byczko
Vice President and Finance, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX, dated March 11, 2011 (incorporated herein by reference to Exhibit (a)(1)(O) to Amendment No. 5 to the Schedule TO of IDEX and Purchaser filed with the SEC on March 11, 2011).

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